SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2014

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

As previously announced, on April 25, 2014, Charter Communications, Inc. (“Charter” or the "Company" ) entered into a binding definitive agreement (the “Agreement”) with Comcast Corporation (“Comcast”), which contemplates the following transactions: (1) an asset purchase, (2) an asset exchange and (3) a contribution and spin-off transaction (collectively, the “Transactions”). The Transactions are expected to be consummated substantially contemporaneously with each other and will be consummated as promptly as practicable following the merger of a subsidiary of Comcast with Time Warner Cable Inc. (“TWC”) as previously announced by Comcast and TWC. In connection with the asset purchase and the asset exchange, Charter will acquire from Comcast certain systems currently serving TWC video customers. In connection with the contribution and spin-off transaction, a new parent company of Charter will acquire an approximate 33% stake in a new publicly-traded cable provider to be spun-off by Comcast.

Attached as Exhibit 99.2 hereto is Item 1. Financial Statements that is updating the information originally included in Charter's Quarterly Report on Form 10-Q for the period ended June 30, 2014. In connection with the Company's Registration Statement on Form S-3 to be filed on or about October 29, 2014, the Company is filing this Form 8-K to present updated supplemental financial information under Rule 3-10 of Regulation S-X.  Note 17 to the condensed consolidated financial statements, has been added to present the supplemental information reflecting CCOH Safari, LLC (“Safari II”), a newly-formed 100% wholly-owned indirect finance subsidiary of Charter.  Charter will fully and unconditionally guarantee any debt securities issued by Safari II.  Other than the changes reflected in Note 17, no other revisions have been made to the condensed consolidated financial statements previously included in Charter's Quarterly Report on Form 10-Q for the period ended June 30, 2014.

The Company is also filing this report in order to make available (i) the unaudited pro forma financial information of Charter as of June 30, 2014 and for the six months ended June 30, 2014 and the year ended December 31, 2013, which give effect to the Transactions on the basis described therein, (ii) the audited historical financial statements of the TWC Cable Systems to be Sold or Exchanged in the Divestiture Transactions with Charter Communications, Inc. (a Carve-Out of Time Warner Cable Inc.) as of and for the years ended December 31, 2013, 2012 and 2011, (iii) the unaudited financial statements of the TWC Cable Systems to be Sold or Exchanged in the Divestiture Transactions with Charter Communications, Inc. (a Carve-Out of Time Warner Cable Inc.) as of and for the six months ended June 30, 2014, (iv) the audited historical financial statements of the Comcast Cable Systems to be Contributed to Midwest Cable, Inc. as of and for the years ended December 31, 2013, 2012 and 2011 and (v) the unaudited financial statements of the Comcast Cable Systems to be Contributed to Midwest Cable, Inc. as of and for the six months ended June 30, 2014. The foregoing are attached hereto as Exhibits 99.1, 99.3, 99.4, 99.5 and 99.6, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

23.1*	Consent of Ernst & Young LLP
23.2*	Consent of Deloitte & Touche LLP
99.1*	Unaudited Pro Forma Financial Information.
99.2*	Unaudited Historical Financial Statements of Charter Communications, Inc. as of and for the three and six months ended June 30, 2014 and 2013.
99.3*
Audited Historical Financial Statements of the TWC Cable Systems to be Sold or Exchanged in the Divestiture Transactions with Charter Communications, Inc. (A Carve-Out of Time Warner Cable Inc.) as of and for the years ended December 31, 2013, 2012 and 2011.

99.4*
Unaudited Historical Financial Statements of the TWC Cable Systems to be Sold or Exchanged in the Divestiture Transactions with Charter Communications, Inc. (A Carve-Out of Time Warner Cable Inc.) as of and for the six months ended June 30, 2014.

99.5*	Audited Historical Financial Statements of the Comcast Cable Systems to be Contributed to Midwest Cable, Inc. as of and for the years ended December 31, 2013, 2012 and 2011.
99.6*	Unaudited Historical Financial Statements of the Comcast Cable Systems to be Contributed to Midwest Cable, Inc. as of and for the six months ended June 30, 2014.

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* Filed herewith.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction between Comcast Corporation (“Comcast”) and Charter Communications, Inc. (“Charter”), Charter will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of Charter that also constitutes a prospectus of Charter, and a definitive proxy statement/prospectus will be mailed to shareholders of Charter. INVESTORS AND SECURITY HOLDERS OF COMCAST AND CHARTER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Comcast or Charter through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Comcast are available free of charge on Comcast’s website at http://cmcsa.com or by contacting Comcast’s Investor Relations Department at 866-281-2100. Copies of the documents filed with the SEC by Charter will be available free of charge on Charter’s website at charter.com, in the “Investor and News Center” near the bottom of the page, or by contacting Charter’s Investor Relations Department at 203-905-7955.

Shareholders of Comcast and Time Warner Cable are not being asked to vote on the proposed transaction between Comcast and Charter, and the proposed transaction between Comcast and Time Warner Cable is not contingent upon the proposed transaction between Comcast and Charter.

Comcast, Charter and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction between Comcast and Charter. Information about the directors and executive officers of Comcast is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 12, 2014, and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 11, 2014. Information about the directors and executive officers of Charter is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 21, 2014, and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 27, 2014, and its Current Report on Form 8-K, which was filed with the SEC on May 9, 2014. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary proxy statement/prospectus of Charter when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of Time Warner Cable by Comcast and the proposed transaction between Comcast and Charter, including any statements regarding the expected timetable for completing the transactions, benefits and synergies of the transactions, future opportunities for the respective companies and products, and any other statements regarding Comcast’s, Time Warner Cable’s and Charter’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," "aim," "on track," "target," "opportunity," “tentative,” "positioning," "designed," "create," "predict," "project," "seek," "would," "could," "continue," "ongoing," "upside," "increases" and "potential," among others. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to consummate the proposed transactions; the risk that a condition to closing either of the proposed transactions may not be satisfied; the risk that a regulatory approval that may be required for either of the proposed transactions is not obtained or is obtained subject to conditions that are not anticipated; the parties’ ability to achieve the synergies and value creation contemplated by the proposed transactions; the parties’ ability to promptly, efficiently and effectively integrate acquired operations into their own operations; and the diversion of management time on transaction-related issues. Additional information concerning these and other factors can be found in Comcast’s, Time Warner Cable’s and Charter’s respective filings with the SEC, including Comcast’s, Time Warner Cable’s and Charter’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Comcast, Time Warner Cable and Charter assume no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and
Date: October 29, 2014		Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1*	Consent of Ernst & Young LLP
23.2*	Consent of Deloitte & Touche LLP
99.1*	Unaudited Pro Forma Financial Information.
99.2*	Unaudited Historical Financial Statements of Charter Communications, Inc. as of and for the three and six months ended June 30, 2014 and 2013.
99.3*
Audited Historical Financial Statements of the TWC Cable Systems to be Sold or Exchanged in the Divestiture Transactions with Charter Communications, Inc. (A Carve-Out of Time Warner Cable Inc.) as of and for the years ended December 31, 2013, 2012 and 2011.

99.4*
Unaudited Historical Financial Statements of the TWC Cable Systems to be Sold or Exchanged in the Divestiture Transactions with Charter Communications, Inc. (A Carve-Out of Time Warner Cable Inc.) as of and for the six months ended June 30, 2014.

99.5*	Audited Historical Financial Statements of the Comcast Cable Systems to be Contributed to Midwest Cable, Inc. as of and for the years ended December 31, 2013, 2012 and 2011.
99.6*	Unaudited Historical Financial Statements of the Comcast Cable Systems to be Contributed to Midwest Cable, Inc. as of and for the six months ended June 30, 2014.

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* Filed herewith.